EXHIBIT 99.3
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (Unaudited)

                                              DEVELOPED
                                             TECHNOLOGY        GELSTAT       ADJUSTING
                                              RESOURCE          CORP.         ENTRIES       PRO FORMA
                                            ------------    ------------    ------------   ------------
Cost and Expenses:
      General and administrative                 144,427         153,207            --          297,634
      Non-cash stock compensation expense         12,282            --              --           12,282
                                            ------------    ------------    ------------   ------------
                                                 156,709         153,207            --          309,916
                                            ------------    ------------    ------------   ------------

Other Income (Expense):
      Interest income                             75,917            --              --           75,917
      Interest expense                           (14,374)         (3,364)          3,364        (14,374)
      Gain on sale of FMI                      1,500,000            --              --        1,500,000
      Gain on sale of equipment to FMI            11,890            --              --           11,890
      Gain on sale of Phygen Stock                75,000            --              --           75,000
      Loss on sale of Savory Snacks              (17,039)           --              --          (17,039)
      Equity in loss of Savory Snacks            (12,180)           --              --          (12,180)
                                            ------------    ------------    ------------   ------------
                                               1,619,214          (3,364)          3,364      1,619,214
                                            ------------    ------------    ------------   ------------

Net Income (Loss)                           $  1,462,505    $   (156,571)   $      3,364   $  1,309,298
                                            ============    ============    ============   ============


Net Income (Loss) per Common Share:
      Basic                                 $       1.20                                   $       0.49
                                            ============                                   ============
      Diluted                               $       1.19                                   $       0.49
                                            ============                                   ============

Shares Used In Computation of Net
      Income (Loss) per Common Share:
      Basic                                    1,221,890                     (1,471,530)      2,693,420
                                            ============                    ============   ============
      Diluted                                  1,225,183                     (1,471,530)      2,696,713
                                            ============                    ============   ============

See accompanying notes to the pro forma condensed consolidated financial statements.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              AS OF MARCH 31, 2003
                                   (Unaudited)

                                              DEVELOPED
                                             TECHNOLOGY         GELSTAT         ADJUSTING
                                              RESOURCE            CORP.          ENTRIES         PRO FORMA
                                             ------------     ------------     ------------     ------------
                                     ASSETS
Current Assets:
      Cash                                   $    436,527     $    112,313     $         --     $    548,840
      Other receivables                            27,666               --               --           27,666
      Notes receivable                            917,219               --         (450,000)         467,219
      Inventory                                        --            2,991               --            2,991
      Prepaid and other current assets             13,462            3,572               --           17,034
                                             ------------     ------------     ------------     ------------
                Total current assets            1,394,874          118,876         (450,000)       1,063,750

Furniture and Equipment, net                          244            1,231              808            2,283
Long-lived Assets Held for Disposal                   808               --             (808)              --
Deposits                                               --              500               --              500
Patent, net                                            --           12,075               --           12,075
Note Receivable from Sale of Investment            25,000               --               --           25,000
                                             ------------     ------------     ------------     ------------
                                             $  1,420,926     $    132,682     $   (450,000)    $  1,103,608
                                             ============     ============     ============     ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
      Notes payable                          $         --     $    450,000     $   (450,000)    $         --
      Accounts payable                             15,243            7,797               --           23,040
      Accrued compensation                          2,400              960               --            3,360
      Accrued lease commitments                    24,671               --               --           24,671
      Accrued interest                                 --            9,556           (9,556)              --
      Accrued liabilities                           7,848               --               --            7,848
                                             ------------     ------------     ------------     ------------
                Total current liabilities          50,162          468,313         (459,556)          58,919

Non-Current Deferred Gain                          25,000               --               --           25,000
                                             ------------     ------------     ------------     ------------
           Total liabilities                       75,162          468,313         (459,556)          83,919
                                             ------------     ------------     ------------     ------------

Shareholders' Equity:
      Common stock                                 12,219            3,375           11,340           26,934
      Additional paid-in capital                6,818,001               --          (14,715)       6,803,286
      Notes receivable                           (310,750)          (3,375)           3,375         (310,750)
      Accumulated deficit                      (5,173,706)        (335,631)           9,556       (5,499,781)
                                             ------------     ------------     ------------     ------------
           Total shareholders' equity           1,345,764         (335,631)           9,556        1,019,689
                                             ------------     ------------     ------------     ------------

                                             $  1,420,926     $    132,682     $   (450,000)    $  1,103,608
                                             ============     ============     ============     ============

See accompanying notes to the pro forma condensed consolidated financial statements.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2003
                                   (Unaudited)

                                               DEVELOPED
                                              TECHNOLOGY        GELSTAT         ADJUSTING
                                               RESOURCE          CORP.           ENTRIES          PRO FORMA
                                             ------------     ------------     ------------     ------------
Cost and Expenses:
      General and administrative                   25,749          172,868               --          198,617
      Non-cash stock compensation expense          27,225               --               --           27,225
                                             ------------     ------------     ------------     ------------
                                                   52,974          172,868               --          225,842
                                             ------------     ------------     ------------     ------------

Other Income (Expense):
      Interest income                              26,310               --               --           26,310
      Interest expense                                 (9)          (6,192)           6,192               (9)
                                             ------------     ------------     ------------     ------------
                                                   26,301           (6,192)           6,192           26,301
                                             ------------     ------------     ------------     ------------

Net Income (Loss)                            $    (26,673)    $   (179,060)    $      6,192     $   (199,541)
                                             ============     ============     ============     ============


Net Income (Loss) per Common Share:
      Basic                                  $      (0.02)                     $       0.00     $      (0.07)
                                             ============                      ============     ============
      Diluted                                $      (0.02)                     $       0.00     $      (0.07)
                                             ============                      ============     ============

Shares Used In Computation of Net
      Income (Loss) per Common Share:
      Basic                                     1,221,890                        (1,471,530)       2,693,420
                                             ============                      ============     ============
      Diluted                                   1,221,890                        (1,471,530)       2,693,420
                                             ============                      ============     ============

See accompanying notes to the pro forma condensed consolidated financial statements.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION
The unaudited pro forma statements of operation combine the historical statements of operations of Developed Technology Resource, Inc. for the year ended December 31, 2002 and the three months ended March 31, 2003 with the historical statements of operations of GelStat Corp. for the period from inception (June 25, 2002) through December 31, 2002 and the three months ended March 31, 2003. The unaudited pro forma balance sheet combines the financial position of the two companies as of March 31, 2003.

The pro forma condensed consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have been actually reported had the transaction been consummated on the dates indicated, or which may be reported in the future.

NOTE 2 - MERGER AND PRO FORMA ADJUSTMENT
On April 30, 2003, Developed Technology Resource, Inc.'s ("DTR") wholly-owned subsidiary, NP Acquisition Corp., merged with GelStat Corp. ("GelStat"), with GelStat as the survivor. Pursuant to the merger agreement, DTR issued 1,471,530 shares of common stock to the owners of GelStat in exchange for all of the outstanding shares of common stock of GelStat, consisting of 3,375,000 shares. No cash consideration was exchanged. The officers, directors, and former owners of GelStat now comprise a majority of DTR's Board of Directors. The merger transaction was accounted for as a purchase of DTR by GelStat Corp. (a reverse acquisition in which GelStat is considered the acquirer for accounting purposes), since the shareholders of GelStat obtained a majority of the voting rights of DTR as a result of the transaction.

The pro forma financial statements include an adjustment to eliminate the notes payable of $450,000 at March 31, 2003 between GelStat and DTR and the interest expense thereon recorded by GelStat. Interest income related to the notes was not previously recorded by DTR and therefore does not need to be eliminated.